SUPPLEMENT DATED FEBRUARY 27, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2019

FOR SMALL-CAP VALUE PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2019 for Small-Cap Value Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
James MacGregor, CFA, Chief Investment Officer	Since 2014
Erik Turenchalk, CFA, Portfolio Manager	Since 2020